Subsequent Events	12 Months Ended
Jun. 30, 2018
Events After Reporting Period [Abstract]
Subsequent Events
Subsequent Events
On 6 July 2018, Endava Limited was re-registered as a public limited company and its name changed from Endava Limited to Endava plc.
On 6 July 2018, the Company completed a five for one share split of each class of ordinary shares.
On 27 July 2018, the Group closed the initial public offering of 7,291,000 American Depositary Shares (“ADSs”) each representing one Class A ordinary share of Endava, at a price to the public of $20.00 per share, of which 3,228,995 ADSs were offered by Endava and 4,062,005 ADSs were offered by existing shareholders of Endava. The ADSs were admitted for trading on The New York Stock Exchange on the same date under the ticker symbol “DAVA”.
On 6 August 2018, the Group repaid all debt outstanding ($26 million) from the three years secured Multicurrency Revolving Facility Agreement with HSBC Bank plc.
The Argentine peso devalued significantly during the first half of 2018. Based on statistics published after year-end 30 June 2018, the three years cumulative rate of inflation for consumer prices and wholesale prices reached a level greater than 100%. On this basis the Group believes that Argentina should be considered a hyperinflationary economy. The Group is in the process of assessing the effect of inflation on the profits generated by operations in Argentina and fair value measurements of Argentine assets and liabilities.